UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 15, 2023

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
404 Veterans Airpark Lane, Suite 300
Midland, TX 79705
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, on June 15, 2023, at the 2023 annual meeting of shareholders (the “Meeting”) of Natural Gas Services Group, Inc. (the “Company”), the Company's shareholders approved the Company’s proposal for the election of three individuals to serve as directors of the Company for the terms set forth below or until their respective successors are elected and qualified.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Meeting was held on June 15, 2023, at which the Company’s shareholders voted on the proposals identified below. These proposals were described in detail in the Company’s definitive Proxy Statement for the Meeting filed with the Securities and Exchange Commission on May 1, 2023.

At the close of business on April 18, 2023, the record date for the Meeting, 12,416,275 shares of Common Stock were issued and outstanding and entitled to vote at the Meeting. Shareholders owning a total of 10,407,774 shares of Common Stock were represented at the meeting, which represented approximately 83.8% of the shares of the Common Stock outstanding as of the record date for the Meeting.

Proposal 1 - Election of Directors

Each of the three nominees for director was duly elected by the Company’s shareholders, with votes as follows:

Director Nominee	For	Against and Authority Withheld	Abstentions	Broker Non-Votes
Stephen C. Taylor(1)	6,752,737	2,519,857	39,413	1,095,767
Justin C. Jacobs(1)	9,212,755	85,336	13,916	1,095,767
Donald J. Tringali(2)	9,034,810	263,281	13,916	1,095,767

(1) Elected for a three year term expiring at the 2026 annual meeting of shareholders, or until his respective successor is elected and qualified.

(2) Elected for a two year term expiring at the 2025 annual meeting of shareholders, or until his respective successor is elected and qualified.

Proposal 2 - Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following vote:

For	Against	Abstentions	Broker Non-Votes
6,159,016	2,320,725	832,266	1,095,767

Proposal 3 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The shareholders approved on an advisory basis to hold future advisory votes regarding the compensation of the Company’s named executive officers on an annual basis. The Company has determined, consistent with the stockholder vote, to hold future advisory votes regarding the compensation of the Company’s named executive officers on an annual basis until the next vote on the frequency of such advisory votes occurs:

For	Against	Abstentions	Broker Non-Votes
7,900,221	15,001	986,206	410,579

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Ham, Langston & Brezina LLP as the Company’s independent registered public accounting firm for fiscal year 2023 by the following vote:

For	Against	Abstentions
10,252,204	12,006	143,564

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Date:	June 20, 2023	By:	/s/ Stephen C. Taylor
Stephen C. Taylor
Interim President and Chief Executive Officer